UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2007

ICU Medical, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-19974	33-0022692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

951 Calle Amanecer
San Clemente, CA 92673
(Address of principal executive offices) (Zip code)

(949) 366-2183
(Registrant’s telephone number, including area code)

_____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On October 18, 2007, ICU Medical, Inc. (the “Company”) and American Stock Transfer & Trust Company, the Rights Agent, entered into an Amended and Restated Rights Agreement (the “Amended and Restated Rights Agreement”) to amend the Rights Agreement dated July 30, 2007 between the Company and Mellon Investor Services LLC (the “Rights Agreement”).  The Rights Agreement was amended to reflect the appointment of American Stock Transfer & Trust Company as the Company’s new Rights Agent.

A copy of the Amended and Restated Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A/A dated October 18, 2007.  This summary description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.3
Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock (attached as Exhibit A to the below Rights Agreement and incorporated herein by reference to Exhibit 1 to the registration statement on Form 8-A filed on July 23, 1997).

4.1
Amended and Restated Rights Agreement, dated as of October 18, 2007, between the Company and American Stock Transfer & Trust Company (incorporated herein by reference to Exhibit 2 to the registration statement on Form 8-A/A filed on October 18, 2007).

4.2
Form of Rights Certificate (attached as Exhibit B to the above Rights Agreement and incorporated herein by reference to Exhibit 2 to the registration statement on Form 8-A/A filed on October 18, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICU Medical, Inc.

Date: October 18, 2007	By:	/s/ FRANCIS J. O’BRIEN
Name: Francis J. O’Brien
Title: Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.3
Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock (attached as Exhibit A to the below Rights Agreement and incorporated herein by reference to Exhibit 1 to the registration statement on Form 8-A filed on July 23, 1997).

4.1
Amended and Restated Rights Agreement, dated as of October 18, 2007, between the Company and American Stock Transfer & Trust Company (incorporated herein by reference to Exhibit 2 to the registration statement on Form 8-A/A filed on October 18, 2007).

4.2
Form of Rights Certificate (attached as Exhibit B to the above Rights Agreement and incorporated herein by reference to Exhibit 2 to the registration statement on Form 8-A/A filed on October 18, 2007).